Exhibit 99.8

BLACK RIFLE COFFE COMPANY INTRODUCTORY VIDEO

TRANSCRIPT

Evan Hafer, Founder and Co-Chief Executive Officer, Black Rifle Coffee Company

Every adventure starts with a great cup of coffee. All the way back to the birth of America, we’ve been fuelled by coffee. That’s why it’s so special.

(Music)

Evan Hafer

I want people to know when they step into the Company that this is owned by the veteran community and I want the veteran community to take pride in that.

There’s a big portion of the American veterans and service members of the United States that they get forgotten. It’s my responsibility as a veteran and as a business member to remind people that they don’t need a handout, they need an opportunity. It’s creating a forced multiplication effect through thousands of veterans that live happy and productive lives so they continue to propagate positive psychological influence to the rest of the veteran community, and inherently, that will translate to the rest of society.

Mat Best, Executive Vice President, Black Rifle Coffee Company

The culture of our company not only from the media aspect but the employees that make it is a lot of us come from Special Operations background, a veteran background, and the caliber of person that works for us, specifically around people that served and fought in wars, is you don’t settle for mediocrity. We always shoot for excellence and that will always be the primary ethos of our company.

Evan Hafer

My goal is to hire 10,000 veterans.

Hiring vets is not PR for me; it’s who we are.

(Music)

Logan Stark, Editor-in-Chief, Black Rifle Coffee Company

We’re trying to bring these shining examples to the veteran community, and that’s why I love it here.

Evan Hafer

We’re up in Big Sky, Montana, Total Archery Challenge, SOC-F Foundation, Special Forces Foundation, to raise money for adaptive athletes or wounded veterans.

Jonathon Blank, Black Rifle Coffee Customer

Everybody had an awesome time and it gets your outside, which I think a lot of people find therapeutic. So, awesome all round.

(Music)

Tom Davin

The four key growth drivers of the Black Rifle Coffee omnichannel business model are, first, steady growth in our direct-to-consumer business driven by improving the digital experience and new product innovation. Today we have over 270,000 coffee club subscribers.

Second, experiential coffee shops are outposts. This is where the BRCC brand comes to life, offering a daily gathering place to our community where they can come, enjoy premium coffee beverages and a broad selection of merchandise.

Third, ready to drink coffee sold in convenience stores, plus food, drug and mass merc stores. This is a $4 billion category that Black Rifle entered last year. Today we have four SKUs sold in approximately 33,000 doors.

Finally, our wholesale business involves partnering with selected leading national retailers such as Bass Pro Shops. Today, we’re selling coffee and merchandise in roughly 2,200 doors.

Greg Iverson

In 2019 Black Rifle did about $82 million in revenue. Almost all that revenue came from our direct-to-consumer business which is comprised of our coffee subscription service, as well as other purchases on our website outside of the subscription. In 2020, we were able to double the size of the company with most of that coming from our direct-to-consumer business, but importantly, building some capabilities beyond direct-to-consumer.

Toby Johnson, Chief Operating Officer, Black Rifle Coffee Company

What’s really exciting about the omnichannel presence of our brand is the true incrementality that it brings and these added channels, and as we’ve expanded into new formats we’ve seen that we are reaching our consumer in new ways, in ways that enhance the growth that we’ve achieved in our existing channels. Being digitally native online, opening coffee shops, and then being available in retail has a magnifying effect for the brand and our ability to reach our consumers through multiple channels.

(Music)

Evan Hafer

I knew that I wanted to join the military early as I could remember. So, right out of high school I joined the Washington National Guard, absolutely I went straight into what was called the Special Forces Qualification Course. I was definitely single-point focused on becoming a Green Beret and pushing myself to intellectual and physical limits. I went to work for the CIA in 2005 and throughout that nine years I spent seven years in combat zones.

Every deployment I went on I was taking small batch roasted coffee with me, modifying our gun trucks in the invasion of Iraq so we could grind coffee and put it through a French press. My team leader and I, we shared a gun truck. Every morning we would cheers through our coffee. It was a special bond over something as insignificant as brown water. Great coffee was one of those things where if you started your day with it, it just kind of made your day that much better.

Evan Hafer

The whole thing was like we’re fuelled by coffee, connected by service. This company is about the customer. The customers are the company. One big ecosystem. We serve coffee to the same kind of people that we are, so they’re one and the same.

Logan Stark

It’s this constant drive to constantly be evolving what we’re doing to give our customers a better coffee experience. Whether that’s a new steep bag, an instant coffee or exclusive coffee that’s from a different type of origin country. The same drive that puts people from basic training into the infantry, into a type of Special Operations capacity, it’s this constant evolution of trying to better yourself and that’s exactly what we’re doing when it comes to coffee, is offering better products on a regular cadence to have a better experience as a customer.

Mat Best

Our true success as a company hasn’t come from throwing wads of cash at third-party marketing agencies. This comes from the values and the ethos of the people that make up this company and I think that’s why our content resonates so much with our audience is we’re a lifestyle brand and we’re living it. We’re not paying someone to define what we do. We live it day in, day out, and no one can take that from us.

We go out and we represent our culture and our country irreverently and as athletically as we can, and I think where other brands are too scared to go, we’re fearless.

(Music)

Evan Hafer

Lives will be changed. They’ll be changed in a good way.

Forward-Looking Statements

Certain statements in this communication are forward-looking statements. Forward-looking statements generally relate to future events including future financial or operating performance of Authentic Brands, LLC (the “Company”) or SilverBox Engaged Merger Corp I (“SBEA”). Forward-looking statements generally relate to future events or SBEA’s or the Company’s future financial or operating performance. For example, projections of future revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by SBEA and its management, and the Company and its management, as the case may be, are inherently uncertain and are inherently subject to risks, variability and contingencies, many of which are beyond the Company’s control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) SBEA’s ability to complete the business combination; (2) the outcome of any legal proceedings that may be instituted against SBEA, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; (3) the inability to complete the business combination due to the failure to obtain approval of the stockholders of SBEA, to obtain financing to complete the business combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (5) the ability to meet stock exchange listing standards following the consummation of the business combination; (6) the risk that the business combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the business combination; (7) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (8) costs related to the business combination; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; (12) the failure to realize anticipated pro forma results or projections and underlying assumptions, including with respect to estimated stockholder redemptions, purchase price and other adjustments; and (13) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in SBEA’s final prospectus relating to its initial public offering dated February 25, 2021, in the registration statement on Form S-4 (the “Form S-4”) relating to the business combination to be filed with the Securities and Exchange Commission (the “SEC”), and in subsequent filings with the SEC, including the final prospectus/proxy statement relating to the business combination. There may be additional risks that neither SBEA nor the Company presently know or that SBEA and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither SBEA nor the Company undertakes any duty to update these forward-looking statements or to inform the recipient of any matters of which any of them becomes aware of which may affect any matter referred to in this communication.

Additional Information about the Proposed Business Combination and Where to Find It

This communication is being made in respect of the proposed transaction involving SBEA and the Company. In connection with the proposed business combination, the Form S-4 is expected to be filed by a newly-formed holding company (“PubCo”) with the SEC that will include a proxy statement of SBEA and that will also include a prospectus of PubCo. SBEA’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE FORM S-4, INCLUDING THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND THE AMENDMENTS THERETO AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT SBEA, PUBCO, THE COMPANY AND THE PROPOSED BUSINESS COMBINATION. This communication does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to stockholders of SBEA as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

SBEA, PubCo and their respective directors and executive officers may be deemed participants in the solicitation of proxies from SBEA’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in SBEA is contained in SBEA’s final prospectus related to its initial public offering dated February 25, 2021, which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of SBEA in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination that will be filed on Form S-4 when available.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

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